       1                                                  EXHIBIT 10.10
                            SECOND AMENDMENT
                                   TO
                            CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated effective as of August 14, 1997 or, with respect to the amendments to SECTIONS 10.1, 10.2, 10.3, 10.4 and 10.5 of the Credit Agreement (as hereinafter defined) as referred to in SECTIONS 3.18, 3.19, 3.20, 3.21 and 3.22 of this Amendment, dated effective as of April 1, 1997, or, with respect to the amendment to SCHEDULE 1.1(C) to the Credit Agreement, dated effective as of the Closing Date, is among PARACELSUS HEALTHCARE CORPORATION, a California corporation (the "BORROWER"), each of the banks or other lending institutions which is a party to the Credit Agreement (as hereinafter defined) (individually, a "LENDER" and, collectively, the "LENDERS") and is a signatory to this Amendment, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as lead agent for the Lenders (the "AGENT"), BANQUE PARIBAS, a bank organized and existing under the laws of the Republic of France, as documentation agent for the Lenders (the "DOCUMENTATION AGENT"), NATIONSBANK OF TEXAS, N.A., a national banking association, as managing agent for the Lenders (the "MANAGING AGENT") and CREDIT LYONNAIS NEW YORK BRANCH and TORONTO-DOMINION (TEXAS), INCORPORATED, as co-agents for the Lenders (the "CO-AGENTS").

                                RECITALS:

     A. The Borrower, the Lenders, the Agent, the Documentation Agent, the Managing Agent and the Co-Agents previously executed or otherwise became parties to that certain Credit Agreement dated as of August 16, 1996, as amended by that certain First Amendment to Credit Agreement dated (except as otherwise provided therein) as of April 14, 1997 (as so amended, the "CREDIT AGREEMENT ") pursuant to which the Lenders extended to the Borrower a reducing revolving credit facility in the maximum aggregate principal amount of $200,000,000 (after giving effect to the First Amendment).

     B. The parties hereto desire to further amend the Credit Agreement as provided in this Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto (which shall include the Required Lenders) hereby agree as follows:

                                ARTICLE 1

                               DEFINITIONS

     Section 1.1 DEFINITIONS. All defined terms used in this Amendment but not defined herein shall have the meanings therefor set forth in the Credit Agreement as amended by this Amendment.

                                ARTICLE 2

                   REVOLVING CREDIT LOANS COMMITMENTS.

     The parties hereto hereby agree that, as of the Second Amendment Date and in accordance with the terms and provisions of the Credit Agreement after giving effect to the provisions of SECTION 5.13 of this

Amendment, the aggregate principal amount of the Revolving Credit Loans Commitments is$165,406,731.52.

                                ARTICLE 3

                               AMENDMENTS

     Section  3.1  AMENDED  AND  RESTATED  DEFINITIONS.    The  following
definitions set forth in SECTION 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

          " 'ADJUSTED EBITDA' means, on a consolidated basis without duplication for the Borrower and its Subsidiaries, the sum of (a) income before taxes and extraordinary items and cumulative effect of a change in accounting (inclusive of minority interest income and expense), plus interest expense, plus depreciation expense, plus amortization expense, in each case (subject to the proviso below) measured on a twelve (12) month basis and calculated as of the last day of the fiscal quarter most recently ended, PLUS (b) any one-time shut-down charge relating to the closure of Paracelsus PHC Regional Hospital, Inc. for the fiscal quarter ended June 30, 1997, in an aggregate amount not to exceed $3,500,000, PLUS (c) any one-time corporate restructuring charge for the fiscal quarter ended June 30, 1997, in an aggregate amount not to exceed $2,500,000, MINUS (d) the actual cash losses during such period referred to in CLAUSE (A) preceding related to the capitated contract between Paracelsus PHC Regional Hospital, Inc. and FHP, Inc. (and its successor company); PROVIDED, HOWEVER, that (i) any determination of the amounts set forth in CLAUSE (A) or (D) preceding made prior to December 31, 1997 shall be calculated on an annualized basis based upon the number of days then ended during 1997 and a 365 day year (for example, any determination of amounts for the period ending June 30, 1997 shall be calculated based upon the amounts for the periods from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period), (ii) with respect to an acquisition by the Borrower or a Subsidiary of the Borrower which has not been owned or effective for a full fiscal quarter, Adjusted EBITDA (as calculated pursuant to (a) above) shall be computed based on the actual period owned or effective and the number of months prior thereto necessary to total twelve months and, upon being owned or effective one full fiscal quarter, Adjusted EBITDA will be computed based on annualized results, (iii) with respect to any divestiture of any entity (corporate, partnership or joint venture) by the Borrower or a Subsidiary of the Borrower, the Borrower will exclude from Adjusted EBITDA any amounts attributable to such entity in the computation of Adjusted EBITDA pursuant to
     (a) above for the period following the divestiture, and (iv) any determination of the amounts set forth in CLAUSE (A) preceding made during the period from January 1, 1997 through June 30, 1998 (and only during such period) shall exclude one-time non-cash charges (determined in accordance with GAAP) or non-recurring non-cash charges (collectively, "NON-CASH CHARGES") in the current period (determined in accordance with GAAP) that, but for this CLAUSE (IV), would otherwise be included in the calculation of Adjusted EBITDA, provided, further, however, that such determination of the amounts set forth in CLAUSE (A) preceding shall be reduced in the appropriate current or subsequent period during which such cash is expended by cash expenditures related to such charges."

          " 'AGENT'S FEE LETTER' means the letter agreement dated July 9, 1996 among the Borrower, the Agent and the Arranger, as amended by the letter agreement dated as of August 14, 1997, between the Borrower and the Agent."

          " 'APPLICABLE MARGIN' means, for any day, and subject to the limitations contained in SECTION 13.11, a fluctuating rate per annum for Base Rate Loans or Eurodollar Loans, as applicable, equal to
     (a) with respect to Base Rate Loans, 2.25% during the period from August 14, 1997, through June 30, 1998, and 2.75% thereafter, and
     (b) with respect to Eurodollar Loans, 3.25% during the period from August 14, 1997, through June 30, 1998, and 3.75% thereafter."

          " 'COLLATERAL' means all Property and interests in Property and proceeds thereof now owned or hereafter acquired by the Borrower and/or its Subsidiaries in or upon which a Lien now or hereafter exists in favor of the Lenders, or the Agent on behalf of the Lenders, whether under this Agreement or under any other agreement, document or instrument executed by any such Persons and delivered to the Agent, the Documentation Agent or any Lender in connection herewith as security for the Obligations or any portion thereof. (For purposes of this definition, Property owned by a Subsidiary shall not be deemed to be Collateral solely by virtue of the fact that the Capital Stock of such Subsidiary is pledged as Collateral.)"

          " 'FEE LETTERS' means the Agent's Fee Letter, the Paribas Fee Letter and the Second Amendment Fee Letter."

          " 'FIXED CHARGE COVERAGE RATIO' means, on a consolidated basis without duplication for the Borrower and its Subsidiaries, as of the end of any fiscal quarter and in each case (subject to the proviso below) measured on a twelve (12) month basis and calculated as of the last day of such fiscal quarter, the ratio of (a) the sum of (i) Adjusted EBITDA, plus (ii) operating lease payments (to the extent treated as an expense and deducted from Adjusted EBITDA), minus
     (iii) federal and state income taxes paid in cash, to (b) the sum of
     (w) Interest Expense, plus (x) Operating Lease payments (to the extent treated as an expense and deducted from Adjusted EBITDA), plus (y) all scheduled payments of principal with respect to any Debt; PROVIDED, HOWEVER, that any determination of the amounts set forth in CLAUSES (A) and (B) preceding made prior to December 31, 1997 shall be calculated on an annualized basis based upon the number of days then ended during 1997 and a 365 day year (for example, any determination of amounts for the period ending June 30, 1997 shall be calculated based upon the amounts for the period from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period)."

          " 'INTEREST EXPENSE' means, for any period, the sum of (a) all interest expense on Debt of the Borrower and its Subsidiaries paid or accrued during such period, including the interest portion of payments under Capital Lease Obligations, PLUS (b) the interest expense related to the loss contract accrual attributable to Paracelsus PHC Regional Hospital, Inc."

          " 'NET PROCEEDS' means, with respect to any Asset Disposition, Dispute Resolution or Income Tax Refund (as applicable) (a) the gross proceeds received (whether actually or constructively) by the Borrower or any of its Subsidiaries from such Asset Disposition, Dispute Resolution or Income Tax Refund (including, without limitation, cash as and when received in payment of notes, provided that such notes and appropriate endorsements thereto shall be promptly delivered to the Agent and pledged as Collateral to secure payment of the Obligations pursuant to agreements reasonably satisfactory in form and substance to the Agent), MINUS (b) the amount, if any, of all taxes paid or payable by the Borrower or any of its Subsidiaries directly resulting from such Asset Disposition, Dispute Resolution or Income Tax Refund (including the amount, if any, estimated by the Borrower in good faith at the time of such Asset Disposition, Dispute Resolution or Income Tax Refund for taxes payable by the Borrower or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition, Dispute Resolution or Income Tax Refund), MINUS (c) the reasonable out-of-pocket costs and expenses (or, if not readily determinable, the Borrower's good faith estimate thereof) incurred by the Borrower or such Subsidiary in connection with such Asset Disposition, Dispute Resolution or Income Tax Refund (including, if applicable, reasonable brokerage fees paid to a Person other than an Affiliate of the Borrower and reasonable expenditures associated with the termination of the PHC Funding Sale Documents as they relate to accounts sold in connection with an Asset Disposition and the amounts of any Medicare recapture) excluding any fees or expenses paid to an Affiliate of the Borrower. 'NET PROCEEDS' with respect to any Asset Disposition shall also include (to the extent of the Borrower's or any of its Subsidiary's rights, titles or interests therein) proceeds (after deducting any amounts specified in CLAUSES
     (B) and (C) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, or an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain, except such proceeds and awards as are released to and used by the Borrower in accordance with SECTION 8.5. In no event shall any item be included in "Net Proceeds" in respect of any joint venture or partnership to the extent it shall exceed the Borrower's direct or indirect share of the earnings from such joint venture or partnership."

          " 'SUBORDINATED DEBT' means (a) the Debt of the Borrower under the Existing Subordinated Notes, the New Subordinated Notes and the Krukemeyer Subordinated Note, (b) Debt incurred to refinance the Subordinated Debt in existence as of the Closing Date provided that
     (i) the proceeds of such Debt are used solely to retire, replace or refinance the Subordinated Debt (and the transaction costs relating thereto), (ii) such Debt is subordinated to the Obligations on terms and conditions that are no less favorable to the Agent and the Lenders than the Subordinated Debt being refinanced, as reasonably determined by the Required Lenders, and (iii) the terms of such Debt do not provide for scheduled payments of any principal of such Debt (including scheduled repayments or sinking fund payments) prior to

     August 31, 2001, and are not more restrictive on the Borrower or any of its Subsidiaries than the terms of the Subordinated Debt being refinanced, including, without limitation, with respect to sales of assets, incurrence of Debt, interest rate, change of control or the granting of Liens, as reasonably determined by the Required Lenders, and (c) any and all other current or future Debt of the Borrower or any Subsidiary of the Borrower which is subordinated to all or any portion of the Obligations and which is approved in writing by the Required Lenders."

     Section 3.2 OTHER DEFINITIONS. SECTION 1.1 of the Credit Agreement is hereby amended to (a) delete the term "Maintenance Capital Expenditures" and the definition thereof, and (b) to add the following new terms and definitions thereof, which terms and definitions shall appear in alphabetical order in such SECTION 1.1:

          " 'LA METRO HOSPITALS' means the following hospitals (located in or near Los Angeles, California): (a) Monrovia Community Hospital, (b) Bellwood General Hospital, (c) Hollywood Community Hospital of Hollywood and Hollywood Community Hospital of Van Nuys,
     (d) Los Angeles Community Hospital and Los Angeles Community Hospital of Norwalk, and (e) Orange County Community Hospital of Buena Park."

          " 'MESQUITE HOSPITAL' means the Medical Center of Mesquite (located in or near Mesquite, Texas)."

          " 'NON-CASH CHARGES' means as such term is defined in the definition of the term 'Adjusted EBITDA'."

          " 'SECOND AMENDMENT' means that certain Second Amendment to Credit Agreement dated (except as otherwise provided therein) as of August 14, 1997, executed by the Borrower, the Required Lenders, the Agent, the Documentation Agent, the Managing Agent and the Co-Agents."

          " 'SECOND AMENDMENT FEE LETTER' means the letter agreement dated as of August 14, 1997, among the Borrower, the Agent, the Documentation Agent and NationsBank of Texas, N.A., as Managing Agent."

          " 'SECOND AMENDMENT DATE' means August 14, 1997."

     Section 3.3 COMMITMENTS; USE OF PROCEEDS.  SUBSECTION (D) of SECTION
2.1 of the Credit Agreement is hereby deleted in its entirety.

     Section 3.4 ASSET DISPOSITIONS. In the event that this Amendment is executed by all Lenders, SECTION 2.7(A) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(a) ASSET DISPOSITIONS, ETC. The Borrower shall, unless otherwise agreed by the Required Lenders from time to time in connection with any particular Asset Disposition or Income Tax Refund, pay (if feasible in each case, concurrently with the consummation of each such Asset Disposition or, if such Asset Disposition is a lease, concurrently with each actual or constructive receipt of any Net Proceeds thereof and concurrently with the actual or constructive receipt of each such Income Tax Refund, or, if not so feasible in each case, substantially concurrently therewith and in any event within one Business Day thereafter) to the Agent, for the benefit of the Lenders, as a prepayment (and a corresponding reduction of the Commitments in accordance with SECTION 2.7(C)) of the Revolving Credit Loans (or, if the Revolving Credit Loans are then paid in full and all Commitments have terminated, as cash collateral for any outstanding Letter of Credit Liabilities), an aggregate amount equal to 100% of
     (i) the Net Proceeds from all Asset Dispositions other than the Asset Dispositions permitted by CLAUSE (B), (C), (D) or (E) of
     SECTION 9.12A, and (ii) the Net Proceeds from all Income Tax Refunds; PROVIDED, HOWEVER, that if (but only if), at the time of and after giving effect to any such Asset Disposition or any such Income Tax Refund (as applicable), other than the Income Tax Refunds in the aggregate amount of $24,593,268.48 received by the Borrower during the last half of July 1997 which are required to be so paid to the Agent in full, neither a payment Default nor an Event of Default has occurred and is continuing, then (A) 40%, or such greater percentage as may be agreed to by the Required Lenders, of the Net Proceeds of Asset Dispositions of the Property specified in
     SCHEDULE 2.7(A)(1) hereto as agreed to between the Borrower and the Agent (with the consent of the Required Lenders as evidenced by their execution of the Second Amendment) and 40%, or such greater percentage as may be agreed to by the Required Lenders, of the Net Proceeds of such Income Tax Refund, shall not be required to be so paid to the Agent (and shall not reduce the Commitments pursuant to
     SECTION 2.7(C)), (B) none of the Net Proceeds of that certain Lease Agreement dated as of July 3, 1997, between the Borrower as lessor and New Alternatives, Inc. as lessee (as amended or modified from time to time) relating to Orange County Community Hospital (and only such lease agreement) shall be required to be so paid to the Agent (and none of such Net Proceeds shall reduce the Commitments pursuant to SECTION 2.7(C)), and (C) in the event of the exchange of the hospital identified in item 16 of SCHEDULE 9.12 for another hospital approved by the Required Lenders, such exchange shall not be deemed to constitute an Asset Disposition for purposes of this
     SECTION 2.7(A), except to the extent of any cash or other liquid assets received pursuant to such exchange, if (but only if) a perfected (upon appropriate recording or filing thereafter), first priority Lien (subject only to Permitted Liens, if any, which are permitted in accordance with this Agreement) on the Property received in such exchange shall have been granted to the Agent as security for the Obligations. In addition, the Borrower shall, unless otherwise agreed by the Required Lenders from time to time in connection with any particular Dispute Resolution, pay (if feasible in each case, concurrently with each actual or constructive receipt of any such Net Proceeds or, if not so feasible, substantially concurrently therewith and in any event within one Business Day thereafter) to the Agent, for the benefit of the Lenders, as a prepayment (and a corresponding reduction of the Commitments pursuant to SECTION 2.7(C)) of the Revolving Credit Loans (or, if the Revolving Credit Loans are then paid in full and all Commitments have terminated, as cash collateral for any outstanding Letter of Credit Liabilities), an aggregate amount equal to 100% of the Net Proceeds of each Dispute Resolution (after deducting therefrom, without duplication, all reasonable out-of-pocket costs and expenses, including claims, paid or incurred by the Borrower or its Subsidiaries relating to, and arising out of the facts or circumstances involved in, such Dispute Resolution)."

     In the event that this Amendment  is  not  executed  by all Lenders,
SECTION 2.7(A) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(a) ASSET DISPOSITIONS. The Borrower shall pay (if feasible in each case, concurrently with the consummation of each such Asset Disposition or, if such Asset Disposition is a lease, concurrently with each actual or constructive receipt of any Net Proceeds thereof and concurrently with the actual or constructive receipt of each such Income Tax Refund, or, if not so feasible in each case, substantially concurrently therewith and in any event within one Business Day thereafter) to the Agent, for the benefit of the
     Lenders, as a prepayment (and a corresponding reduction of the Commitments in accordance with SECTION 2.7(C)) of the Revolving Credit Loans (or, if the Revolving Credit Loans are then paid in full and all Commitments have terminated, as cash collateral for any outstanding Letter of Credit Liabilities), an aggregate amount equal to 100% of (i) the Net Proceeds from all Asset Dispositions permitted by SECTION 9.12A(A) and, unless otherwise agreed by the Required Lenders, from all other Asset Dispositions other than the Asset Dispositions permitted by CLAUSE (B), (C), (D) or (E) of
     SECTION 9.12A, and (ii) the Net Proceeds from all Income Tax Refunds; PROVIDED, HOWEVER, that if (but only if), at the time of and after giving effect to any such Asset Disposition, neither a payment Default nor an Event of Default has occurred and is continuing, then (A) 70%, or such greater percentage as may be agreed to by the Required Lenders, of the Net Proceeds of Asset Dispositions of Property specified in SCHEDULE 2.7(A)(2) hereto as agreed to between the Borrower and the Agent (with the consent of the Required Lenders as evidenced by their execution of the Second Amendment) that does not constitute Collateral shall not be required to be so paid to the Agent (and shall not reduce the Commitments pursuant to SECTION 2.7(C)) if and to the extent that such proceeds are used by the Borrower, within one year of receipt of such proceeds in cash, to make Investments permitted by SECTIONS 9.4(B), 9.4(C) or 9.4(D), (B) 100% of the Net Proceeds of that certain Lease Agreement dated as of July 3, 1997, between the Borrower as lessor and New Alternatives, Inc. as lessee (as amended or modified from time to time) relating to Orange County Community Hospital (and only such lease agreement) shall not be required to be so paid to the Agent (and none of such Net Proceeds shall reduce the Commitments pursuant to with SECTION 2.7(C)) if and to the extent that such proceeds are used by the Borrower, within one year of receipt of such proceeds in cash, to make Investments permitted by
     SECTION 9.4(B), 9.4(C) or 9.4(D), and (C) in the event of the exchange of the hospital identified in item 16 of SCHEDULE 9.12 for another hospital approved by the Required Lenders, such exchange shall not be deemed to constitute an Asset Disposition for purposes of this SECTION 2.7(A), except to the extent of any cash or other liquid assets received pursuant to such exchange, if (but only if) a perfected (upon appropriate recording or filing thereafter), first priority Lien (subject only to Permitted Liens, if any, which are permitted in accordance with this Agreement) on the Property received in such exchange shall have been granted to the Agent as security for the Obligations. Any prepayment of the Loans made by the Borrower with the proceeds of, or otherwise in connection with, any Asset Disposition or Income Tax Refund shall be deemed to constitute  a mandatory prepayment  made  in  accordance  with  this
     SECTION 2.7(A) unless, prior to or concurrently with the time of such prepayment, the Borrower informs the Agent in writing that such prepayment is an optional prepayment and such prepayment is, in accordance with SECTION 2.6 and this SECTION 2.7(A), permitted to be an optional prepayment. In addition, the Borrower shall, unless otherwise agreed by the Required Lenders from time to time in connection with any particular Dispute Resolution, pay (if feasible in each case, concurrently with each actual or constructive receipt of any such Net Proceeds or, if not so feasible, substantially concurrently therewith and in any event within one Business Day thereafter) to the Agent, for the benefit of the Lenders, as a prepayment (and a corresponding reduction of the Commitments in accordance with SECTION 2.7(C)) of the Revolving Credit Loans (or, if the Revolving Credit Loans are then paid in full and all Commitments have terminated, as cash collateral for any outstanding Letter of Credit Liabilities), an aggregate amount equal to 100% of the Net Proceeds of each Dispute Resolution (after deducting therefrom, without duplication, all reasonable out-of-pocket costs and expenses, including claims, paid or incurred by the Borrower or its Subsidiaries relating to, and arising out of the facts or circumstances involved in, such Dispute Resolution)."

     Section 3.5 USE OF PROCEEDS. SECTION 2.10(A) of the Credit Agreement is hereby amended to delete the phrase "(including, without limitation, SECTION 2.1(D))" immediately following the word "Agreement" in the third line of SECTION 2.10(A).

     Section 3.6 LETTER OF CREDIT FEE. The first sentence of SECTION 2.14(C) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(c) The Borrower agrees to pay to the Agent a nonrefundable letter of credit fee on the face amount of each Letter of Credit calculated at a rate per annum equal to the Applicable Margin for Eurodollar Loans as set forth in the definition of 'Applicable Margin'."

     Section  3.7  COLLATERAL.   SECTION  5.1 of the Credit Agreement  is
hereby amended and restated to read in its entirety as follows:

          "Section 5.1 COLLATERAL. To secure the full and complete payment and performance of the Obligations (or, with respect to any Lien granted by any Subsidiary of the Borrower in accordance with CLAUSE (B) or (C) succeeding, to secure the full and complete payment and performance of all indebtedness, liabilities and obligations of each Subsidiary Guarantor under its Guarantee of the Obligations), (a) the Borrower will, and will cause each of the Subsidiary Pledgors to, grant to the Agent for the benefit of the Agent and the Lenders a perfected, first priority Lien on all of its right, title and interest in and to all Capital Stock of the Subsidiaries of the Borrower that are corporations (except for

     Excluded Subsidiaries) owned by the Borrower or any Subsidiary (except for Excluded Subsidiaries) of the Borrower, whether now owned or hereafter acquired, pursuant to the Security Documents,
     (b) the Borrower will, and/or will cause each of the Subsidiary Pledgors to, as applicable, grant to the Agent for the benefit of the Agent and the Lenders the Liens referred to in SECTION 5.6 on the dates referred to in SECTION 5.6, and (c) subject to the succeeding provisions of this SECTION 5.1, the Borrower will, and will cause each of its Subsidiaries (other than Excluded Subsidiaries) to, at any time and from time to time on or after and during the continuation of a payment Default or an Event of Default, and thereafter promptly upon (and, in any event unless the Agent and the Required Lenders otherwise agree, within ten (10) Business Days after) any written request of the Agent or the Required Lenders delivered to the Borrower, grant to the Agent for the benefit of the Agent and the Lenders a perfected, first priority Lien (subject only to Permitted Liens, if any, which are permitted in accordance with this Agreement) on all of its right, title and interest in and to any one or more of the real Properties (or interests therein) and tangible personal Properties located thereon or used in connection therewith , in each case whether now owned or hereafter acquired, of the Borrower and/or its Subsidiaries (other than Excluded Subsidiaries) as may be so requested and selected by the Agent or the Required Lenders, which Liens shall be granted pursuant to and evidenced and accompanied by such agreements, documents or instruments consistent with this Agreement as the Agent and the Documentation Agent or the Required Lenders may reasonably request. In connection with the execution of any agreement, document or instrument referred to in CLAUSE (C) of the immediately preceding sentence which creates or evidences a Lien on any real Property or any interest therein, the Borrower will, or will cause its appropriate Subsidiary to, as applicable, deliver or cause to be delivered to the Agent each of the following which may be requested by the Agent or the Required Lenders at any time or from time to time, each of which will be in form and substance reasonably satisfactory to the Agent and the Documentation Agent and all of which shall be delivered to the Agent, unless the Required Lenders from time to time agree to a later date or dates, within 60 days after such request (or 90 days with respect to appraisals and environmental surveys):

               (i) a commitment for a mortgagee policy of title insurance (or, if such insurance is not available in the jurisdiction in question, a title opinion issued by a law firm satisfactory to the Agent) issued by a nationally recognized title insurance company in the name of the Agent for and on behalf of the Lenders insuring that such Lien is valid and enforceable and of the required priority, which insurance shall be in an amount reasonably acceptable to the Agent (but not to exceed the estimated fair market value of the real Property affected by such Lien) and, as soon as practical thereafter, a mortgagee policy of title insurance issued in accordance with such commitment;

               (ii) an appraisal of such real Property issued by an appraiser reasonably acceptable to the Agent which complies with Title XI - Real Estate Appraisal Reform, Amendments to the

          Financial Institution Reform, Recovery and Enforcement Act of 1989 and all other regulatory requirements of the Lenders;

               (iii) a reasonably current environmental assessment of such real Property;

               (iv) a reasonably current survey of such real Property;

               (v) information relating to zoning affecting such real Property; and

               (vi) with respect to any such real Property which is a leasehold interest, waivers of landlords' Liens and other agreements of landlords and their lenders as may be feasible to obtain and copies of relevant lease agreements.

     Notwithstanding anything to the contrary contained in this SECTION 5.1, the Borrower's failure to deliver, or to cause any such Subsidiary to deliver, (A) any of the agreements, documents or instruments referred to in CLAUSE (C) preceding which evidence or create a Lien on any leasehold interest within ten (10) Business Days after request as provided in this SECTION 5.1 preceding or (B) any agreements, documents or instruments referred to in CLAUSES (I),
     (II), (III), (IV), (V) or (VI) of this SECTION 5.1 preceding within 60 days after request (or 90 days with respect to appraisals and environmental surveys) as provided in this SECTION 5.1 preceding, shall not constitute a Default or an Event of Default if (but only
     if) (1) such failure is due to the practical inability (for whatever reason) of the Borrower or such Subsidiary to so comply notwithstanding the best efforts of the Borrower and its Subsidiaries to so comply, and (2) the Borrower and its Subsidiaries (other than Excluded Subsidiaries) continue to use their best efforts to promptly deliver all of such agreements, documents and instruments referred to in this SECTION 5.1."

     Section  3.8  COLLATERAL.   In  the  event that  this  Amendment  is
executed by all Lenders, a new SECTION 5.6 is hereby added to the Credit Agreement, which SECTION 5.6 shall read as follows:

          "Section 5.6 CERTAIN COLLATERAL. In addition to and notwithstanding anything to the contrary contained in SECTION 5.1, to secure the full and complete payment and performance of the Obligations (or, with respect to any Lien granted by any Subsidiary of the Borrower, to secure the full and complete payment and performance of all indebtedness, liabilities and obligations of each Subsidiary Guarantor under its Guarantee of the Obligations), the Borrower will, or will cause its appropriate Subsidiary to, as applicable, grant to the Agent for the benefit of the Agent and the Lenders, concurrently with the execution and delivery of the Second Amendment unless otherwise specified in this SECTION 5.6, a perfected (upon appropriate recording or filing thereafter), first priority Lien (subject only to Permitted Liens, if any, which are permitted in accordance with this Agreement) on all of its right, title and interest in and to the following real Properties and related personal Property consisting of equipment and inventory, which Liens shall be granted pursuant to and evidenced and accompanied by such agreements, documents or instruments consistent with this Agreement as the Agent and the Documentation Agent or the Required Lenders may reasonably request:

          1. Davis Hospital and Medical Center (located in or near Layton, Utah), which the Borrower represents and warrants is owned by Paracelsus Davis Hospital, Inc.;
          2. Salt Lake Regional Medical Center (located in or near Salt Lake City, Utah), which the Borrower represents and warrants is owned by PHC - Salt Lake City, Inc.;

          3.   Jordan  Valley  Hospital (located in or near West  Jordan,
               Utah), which the Borrower represents and warrants is owned by PHC - Jordan Valley, Inc.;

          4. BayCoast Medical Center (located in or near Baytown, Texas), which the Borrower represents and warrants is owned by Baytown Medical Center, Inc.;

          5. Westwood Medical Center (located in or near Midland, Texas), which the Borrower represents and warrants is owned by PHC - B of Midland, Inc.;

          6.   Fentress County  General  Hospital  (located  in  or  near
               Jamestown, Tennessee) (which Lien shall secure only $34,300,000 of the principal amount of the Obligations for purposes of applicable mortgage taxes), which the Borrower represents and warrants is owned by Paracelsus Real Estate Corporation, as to real Property, and Paracelsus Fentress County General Hospital, Inc., as to other assets;

          7.   Metropolitan  Hospital   (located  in  or  near  Richmond,
               Virginia), which the Borrower represents and warrants is owned by Metropolitan Hospital, L. P.;

          8. Lancaster Community Hospital (located in or near Lancaster, California), which the Borrower represents and warrants is owned by Paracelsus Real Estate Corporation, as to real Property, and Lancaster Hospital Corporation, as to other assets;

          9. the Mesquite Hospital (located in or near Mesquite, Texas) and any hospital (including real Property and related personal Properties consisting of equipment and inventory) acquired by the Borrower or any of its Subsidiaries in exchange for the sale or other disposition of the Mesquite Hospital , which the Borrower represents and warrants is owned by Paracelsus Mesquite Hospital, Inc.;

          10. PHC Regional Hospital and Medical Center (located in and near Salt Lake City, Utah), which the Borrower represents and warrants is owned by Paracelsus - PHC Regional County Medical Center, Inc.;

          11. Cumberland River Hospital - North (located in or near Celina, Tennessee) (which Lien shall secure only $16,000,000 of the principal amount of the Obligations for purposes of applicable mortgage taxes), which the Borrower represents and warrants is owned by Paracelsus Healthcare

               Corporation, as to real Property, and Paracelsus Clay County Hospital, Inc., as to other assets; and
          12. each of the LA Metro Hospitals (located in or near Los Angeles, California), which the Borrower represents and warrants is owned by (1) as to Monrovia Community Hospital, Paracelsus Real Estate Corporation, as to real Property, and Monrovia Community Hospital, L.P., as to other assets, (2) as to Bellwood General Hospital, Paracelsus Real Estate Corporation, as to real Property, and Bellwood Medical Corporation, as to fixtures, furniture and equipment, and Lincoln Community Medical, LLC as to other assets, (3) as to Hollywood Community Hospital of Hollywood and Hollywood Community Hospital of Van Nuys, Paracelsus Real Estate Corporation, as to real Property, and Hollywood Community Hospital Medical Center, Inc., as to other assets, (4) as to Los Angeles Community Hospital and Los Angeles Community Hospital of Norwalk, Paracelsus Real Estate Corporation, as to real Property, and Paracelsus Los Angeles Community Hospital, Inc., as to other assets, and (5) as to Orange County Community Hospital of Buena Park, Paracelsus Real Estate Corporation, as to real Property, and Lincoln Community Medical Corporation, as to fixtures, furniture and equipment, and Lincoln Community Medical, LLC as to other assets;

     PROVIDED, HOWEVER, that (a) (i) the Lien on Metropolitan Hospital shall be required to secure only that certain Promissory Note dated August 14, 1997, in the maximum original principal amount of $20,000,000 made by Metropolitan Hospital, L.P. payable to the order of Paracelsus Healthcare Holdings, Inc., which note and such Lien securing it shall be collaterally assigned by Paracelsus Healthcare Holdings, Inc. to the Agent and possession of such note shall be delivered to the Agent, together with an endorsement thereto in favor of the Agent, (ii) the Lien on the equipment and inventory related to Monrovia Community Hospital shall be required to secure only the intercompany indebtedness owed by Monrovia Community Hospital, L.P. to Paracelsus Venture Corporation (to the extent that such Lien is permitted by the partnership agreement of Monrovia Community Hospital, L.P. existing as of June 30, 1997), which indebtedness shall be evidenced by a negotiable promissory note and which note and such Lien securing it shall be collaterally assigned by Paracelsus Venture Corporation to the Agent and possession of such note shall be delivered to the Agent, together with an endorsement thereto in favor of the Agent, and (iii) the Lien on the personal Property relating to Bellwood General Hospital and Orange County Community Hospital of Buena Park shall not be required to be granted to the extent that such personal Property is owned by Lincoln Community Medical, LLC as of June 30, 1997 or, if and to the extent acquired in the ordinary course of business from other than an Affiliate of the Borrower and not indirectly from such Affiliate, thereafter, and (b) the Liens affecting any particular LA Metro Hospital and the related personal Property consisting of equipment and inventory shall not be required to be granted until on or before September 14, 1997, unless the Required Lenders agree from time to time to delay such grant to a subsequent date or dates; PROVIDED, FURTHER, HOWEVER, that Liens affecting any and all of the LA Metro

     Hospitals and related personal Property consisting of equipment and inventory shall (unless otherwise agreed by the Required Lenders) be required to be granted promptly upon the request (and, in any event unless the Required Lenders otherwise agree, within ten (10)
     Business Days after such request) of the Agent or the Required Lenders at any time after the occurrence and during the continuation of an Event of Default. In connection with the execution of any agreement, document or instrument referred to in this SECTION 5.6, the Borrower will, or will cause its appropriate Subsidiary to, as applicable, execute and/or deliver or cause to be executed and/or delivered to the Agent each of the following (if any) which may be requested by the Agent or the Required Lenders at any time or from time to time, each of which will be in form and substance reasonably satisfactory to the Agent and all of which shall be delivered to the Agent, unless the Required Lenders from time to time agree to a later date or dates, within 60 days (or 90 days with respect to appraisals and environmental surveys) after the date upon which the related Lien is required to be granted, in the case of CLAUSE (A) succeeding, or within 60 days (or 90 days with respect to appraisals and environmental surveys) after the date of such request (made after the Second Amendment Date), in the case of CLAUSE (B) succeeding:

               (a) a commitment for a mortgagee policy of title insurance (or, if a commitment for title insurance is not available in any jurisdiction in question, a title abstract or report or other evidence of title in form and substance reasonably satisfactory to the Agent) issued by a nationally recognized title insurance company to the Agent for and on behalf of the Lenders, which, in the case of a commitment, offers to insure that such Lien is valid and enforceable and of a first priority subject only to Permitted Liens which are permitted to attach to the subject Collateral; and

               (b) such other agreements, documents, instruments and certificates as the Agent or the Required Lenders may reasonably request in connection with the Liens to be granted in accordance with this SECTION 5.6;

     PROVIDED, HOWEVER, that the Agent and the Lenders do not presently intend to require delivery of policies of title insurance, appraisals or environmental surveys other than environmental questionnaires with respect to any of the mortgaged Properties referred to in this SECTION 5.6 preceding and none of such title insurance, appraisals or environmental surveys shall be required to be delivered at the expense of the Borrower with respect to any of such mortgaged Properties unless either (i) a payment Default or an Event of Default has occurred and is continuing, (ii) the Required Lenders believe, in good faith, that such title insurance, appraisal or environmental survey (as applicable) is necessary to comply with prudent banking practices or any Lender believes, in good faith, that such title insurance, appraisal or environmental survey (as applicable) is required by applicable law or applicable regulatory authorities, or (iii) such title insurance, appraisal or environmental survey (as applicable) is required to be delivered after July 1, 1998. In addition, such title insurance, appraisals and environmental surveys may be required to be delivered by the

     Borrower on or before the dates specified above as the result of a request of the Agent or the Required Lenders made at any time if the same is to be provided at the expense of the Agent (subject to its right of reimbursement or indemnification from the Lenders) and/or the Lenders. Except as referred to in the immediately preceding sentence, all such title insurance, appraisals and environmental surveys shall be provided at the expense of the Borrower."

          In the event that this Amendment is not executed by all Lenders, a new SECTION 5.6 is hereby added to the Credit Agreement, which SECTION 5.6 shall read as follows:

          "Section 5.6 CERTAIN COLLATERAL. In addition to and notwithstanding anything to the contrary contained in SECTION 5.1, to secure the full and complete payment and performance of the Obligations (or, with respect to any Lien granted by any Subsidiary of the Borrower, to secure the full and complete payment and performance of all indebtedness, liabilities and obligations of each Subsidiary Guarantor under its Guarantee of the Obligations), the Borrower will, or will cause its appropriate Subsidiary to, as applicable, grant to the Agent for the benefit of the Agent and the Lenders, concurrently with the execution and delivery of the Second Amendment unless otherwise specified in this SECTION 5.6, a perfected (upon appropriate recording or filing thereafter), first priority Lien (subject only to Permitted Liens, if any, which are permitted in accordance with this Agreement) on all of its right, title and interest in and to the following real Properties and related personal Property consisting of equipment and inventory, which Liens shall be granted pursuant to and evidenced and accompanied by such agreements, documents or instruments consistent with this Agreement as the Agent and the Documentation Agent or the Required Lenders may reasonably request:

          1. Davis Hospital and Medical Center (located in or near Layton, Utah), which the Borrower represents and warrants is owned by Paracelsus Davis Hospital, Inc.;

          2. Salt Lake Regional Medical Center (located in or near Salt Lake City, Utah), which the Borrower represents and warrants is owned by PHC - Salt Lake City, Inc.;

          3.   Jordan  Valley  Hospital  (located in or near West Jordan,
               Utah), which the Borrower represents and warrants is owned by PHC - Jordan Valley, Inc.;

          4. BayCoast Medical Center (located in or near Baytown, Texas), which the Borrower represents and warrants is owned by Baytown Medical Center, Inc.;

          5. Westwood Medical Center (located in or near Midland, Texas), which the Borrower represents and warrants is owned by PHC - B of Midland, Inc.;

          6.   Fentress  County  General Hospital  (located  in  or  near
               Jamestown, Tennessee) (which Lien shall secure only $34,300,000 of the principal amount of the Obligations for purposes of applicable mortgage taxes), which the Borrower represents and warrants is owned by Paracelsus Real Estate Corporation, as to real Property, and Paracelsus Fentress County General Hospital, Inc., as to other assets;

          7.   Metropolitan  Hospital  (located  in  or   near  Richmond,
               Virginia), which the Borrower represents and warrants is owned by Metropolitan Hospital, L. P.;

          8. Lancaster Community Hospital (located in or near Lancaster, California), which the Borrower represents and warrants is owned by Paracelsus Real Estate Corporation, as to real estate, and Lancaster Hospital Corporation, as to other assets;

          9. the Mesquite Hospital (located in or near Mesquite, Texas) and any hospital (including real Property and related personal Properties consisting of equipment and inventory) acquired by the Borrower or any of its Subsidiaries in exchange for the sale or other disposition of the Mesquite Hospital, which the Borrower represents and warrants is owned by Paracelsus Mesquite Hospital, Inc.;

          10. PHC Regional Hospital and Medical Center (located in or near Salt Lake City, Utah), which the Borrower represents and warrants is owned by Paracelsus - PHC Regional County Medical Center, Inc.;

          11. Cumberland River Hospital - North (located in or near Celina, Tennessee) (which Lien shall secure only $16,000,000 of the principal amount of the Obligations for purposes of applicable mortgage taxes), which the Borrower represents and warrants is owned by Paracelsus Healthcare Corporation, as to real Property, and Paracelsus Clay County Hospital, Inc., as to other assets; and

          12. each of the LA Metro Hospitals (located in or near Los Angeles, California), which the Borrower represents and warrants is owned by (1) as to Monrovia Community Hospital, Paracelsus Real Estate Corporation, as to real Property, and Monrovia Community Hospital, L.P., as to other assets, (2) as to Bellwood General Hospital, Paracelsus Real Estate Corporation, as to real Property, and Bellwood Medical Corporation, as to fixtures, furniture and equipment, and Lincoln Community Medical, LLC as to other assets, (3) as to Hollywood Community Hospital of Hollywood and Hollywood Community Hospital of Van Nuys, Paracelsus Real Estate Corporation, as to real Property, and Hollywood Community Hospital Medical Center, Inc., as to other assets, (4) as to Los Angeles Community Hospital and Los Angeles Community Hospital of Norwalk, Paracelsus Real Estate Corporation, as to real Property, and Paracelsus Los Angeles Community Hospital, Inc., as to other assets, and (5) as to Orange County Community Hospital of Buena Park, Paracelsus Real Estate Corporation, as to real Property, and Lincoln Community Medical Corporation, as to fixtures, furniture and equipment, and Lincoln Community Medical, LLC as to other assets;

     PROVIDED, HOWEVER, that (a) (i) the Lien on Metropolitan Hospital shall be required to secure only that certain Promissory Note dated August 14, 1997, in the maximum original principal amount of $20,000,000 made by Metropolitan Hospital, L.P. payable to the order of Paracelsus Healthcare Holdings, Inc., which note and such Lien securing it shall be collaterally assigned by Paracelsus Healthcare Holdings, Inc. to the Agent and possession of such note shall be delivered to the Agent, together with an endorsement thereto in favor of the Agent, (ii) the Lien on the equipment and inventory related to Monrovia Community Hospital shall be required to secure only the intercompany indebtedness owed by Monrovia Community Hospital, L.P. to Paracelsus Venture Corporation (to the extent that such Lien is permitted by the partnership agreement of Monrovia Community Hospital, L.P. existing as of June 30, 1997), which indebtedness shall be evidenced by a negotiable promissory note and which note and such Lien securing it shall be collaterally assigned by Paracelsus Venture Corporation to the Agent and possession of such note shall be delivered to the Agent, together with an endorsement thereto in favor of the Agent, and (iii) the Lien on the personal Property relating to Bellwood General Hospital and Orange County Community Hospital of Buena Park shall not be required to be granted to the extent that such personal Property is owned by Lincoln Community Medical, LLC as of June 30, 1997 or, if and to the extent acquired in the ordinary course of business from other than an Affiliate of the Borrower and not indirectly from such Affiliate, thereafter, and (b) the Liens affecting any particular LA Metro Hospital and the related personal Property consisting of equipment and inventory shall not be required to be granted if and to the extent that such hospital is sold on or before December 31, 1997, and, if and to the extent not so sold, such Liens affecting any such LA Metro Hospital and such related personal Property shall be promptly granted (and in any event such grant shall occur on a date no later than ten (10) Business Days after December 31, 1997) unless the Required Lenders agree from time to time to delay such grant to a subsequent date or dates; PROVIDED, FURTHER, HOWEVER, that Liens affecting any and all of the LA Metro Hospitals and related personal Property consisting of equipment and inventory shall (unless otherwise agreed by the Required Lenders) be required to be granted promptly upon the request (and, in any event unless the Required Lenders otherwise agree, within ten (10) Business Days after such request) of the Agent or the Required Lenders at any time after the occurrence and during the continuation of an Event of Default. In
     connection  with  the  execution  of  any  agreement,   document  or
     instrument referred to in this SECTION 5.6, the Borrower will, or will cause its appropriate Subsidiary to, as applicable, execute and/or deliver or cause to be executed and/or delivered to the Agent each of the following (if any) which may be requested by the Agent or the Required Lenders at any time or from time to time, each of which will be in form and substance reasonably satisfactory to the Agent and all of which shall be delivered to the Agent, unless the Required Lenders from time to time agree to a later date or dates, within 60 days (or 90 days with respect to appraisals and environmental surveys) after the date upon which the related Lien is required to be granted, in the case of CLAUSE (A) succeeding, or within 60 days (or 90 days with respect to appraisals and environmental surveys) after the date of such request (made after the Second Amendment Date), in the case of CLAUSE (B) succeeding:

               (a) a commitment for a mortgagee policy of title insurance (or, if a commitment for title insurance is not available in any jurisdiction in question, a title abstract or report or other evidence of title in form and substance reasonably satisfactory to the Agent) issued by a nationally recognized title insurance company to the Agent for and on behalf of the Lenders, which, in the case of a commitment, offers to insure that such Lien is valid and enforceable and of a first priority subject only to Permitted Liens which are permitted to attach to the subject Collateral; and

               (b) such other agreements, documents, instruments and certificates as the Agent or the Required Lenders may reasonably request in connection with the Liens to be granted in accordance with this SECTION 5.6;

     PROVIDED, HOWEVER, that the Agent and the Lenders do not presently intend to require delivery of policies of title insurance, appraisals or environmental surveys other than environmental questionnaires with respect to any of the mortgaged Properties referred to in this SECTION 5.6 preceding and none of such title insurance, appraisals or environmental surveys shall be required to be delivered at the expense of the Borrower with respect to any of such mortgaged Properties unless either (i) a payment Default or an Event of Default has occurred and is continuing, (ii) the Required Lenders believe, in good faith, that such title insurance, appraisal or environmental survey (as applicable) is necessary to comply with prudent banking practices or any Lender believes, in good faith, that such title insurance, appraisal or environmental survey (as applicable) is required by applicable law or applicable regulatory authorities, or (iii) such title insurance, appraisal or environmental survey (as applicable) is required to be delivered after July 1, 1998. In addition, such title insurance, appraisals and environmental surveys may be required to be delivered by the Borrower on or before the dates specified above as the result of a request of the Agent or the Required Lenders made at any time if the same is to be provided at the expense of the Agent (subject to its right of reimbursement or indemnification from the Lenders) and/or the Lenders. Except as referred to in the immediately preceding sentence, all such title insurance, appraisals and environmental surveys shall be provided at the expense of the Borrower."

     Section 3.9 SUBSIDIARIES. The first sentence of SECTION 7.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "SCHEDULE 7.15 correctly sets forth the name of each Subsidiary of the Borrower and a statement of the ownership of the Capital Stock or other interest of each such Subsidiary as of the Second Amendment Date."

     Section 3.10 REPORTING REQUIREMENTS.   SECTION  8.1  of  the  Credit
Agreement is hereby amended as follows:

          (a) SECTION 8.1(F) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

              "(f) NOTICE OF LITIGATION.   Promptly  and  in  any  event
          within five (5) days after the Borrower's obtaining knowledge of the threat or commencement thereof or otherwise becoming aware thereof, written notice of all of the following: (i) any action, suit or proceeding before any Governmental Authority or arbitrator affecting any Loan Party which, if adversely determined to any such Person, could reasonably be expected to have a Material Adverse Effect, (ii) any action, suit or proceeding before any Governmental Authority or arbitrator to which the Borrower or any of its Subsidiaries (other than Excluded Subsidiaries) is a defendant or other potentially liable party which alleges an amount in controversy of $3,000,000 or more and is not covered by insurance or in which injunctive or similar relief is sought, or (iii) any final disposition by judgment or settlement of any action, suit or proceeding before any Governmental Authority or arbitrator against the Borrower or any of its Subsidiaries (other than Excluded Subsidiaries) involving a liability (to the extent not paid or covered by insurance) to the Borrower or any of its Subsidiaries (other than Excluded Subsidiaries) of $3,000,000 or more; PROVIDED, HOWEVER, that nothing in this CLAUSE (F) shall require disclosure of matters which could reasonably be expected to result in a waiver of the attorney-client privilege or work product protection of the Borrower or any of its Subsidiaries or a violation of an obligation of the Borrower or any of its Subsidiaries imposed by court order or otherwise imposed by law."

          (b) SECTION 8.1(P) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "(p) NOTICES REGARDING SUBORDINATED DEBT. (i) Promptly upon the Borrower's or any Subsidiary's receipt thereof, a true and correct copy of any written notice or other communication (exclusive of immaterial notices or communications of an administerial nature) given by or to the trustee under the New Indenture or any holder of any Subordinated Debt (in such holder's capacity as such) in any way relating to any Subordinated Debt or any agreement, document or instrument evidencing or governing any Subordinated Debt; and (ii) immediately prior to or concurrently with the making of any payment on or with respect to any Subordinated Debt, a certificate executed by a Responsible Officer on behalf of the Borrower stating that no Default exists or will exist at the time of such payment or will result from such payment.";

          (c) a new CLAUSE (S) is hereby added to SECTION 8.1 immediately succeeding CLAUSE (R) of SECTION 8.1, which CLAUSE (S) shall read in its entirety as follows:

               "(s) MONTHLY NON-CASH CHARGES. As soon as available, and in any event within forty-five (45) days after the end of each month, beginning with the month ended July 31, 1997, and ending with the month ending June 30, 1998, a report specifying the Non-Cash Charges for such month and the cash expenditures incurred during such month as a result of any prior Non-Cash Charges (whether such prior Non-Cash Charges were incurred during such month or any prior month), which report shall be in reasonable detail and shall be certified by a Responsible Officer of the Borrower to fairly and accurately present such Non-Cash Charges as determined in accordance with GAAP."; and

          (d) a new CLAUSE (T) is hereby added to SECTION 8.1 immediately succeeding CLAUSE (S) of SECTION 8.1, which CLAUSE (T) shall read in its entirety as follows:

               "(t) CASH FLOW STATEMENTS. As soon as available, and in any event within forty-five (45) days after the end of each month, beginning with the month ending July 31, 1997, a copy of a financial report of the Borrower and its consolidated
          Subsidiaries as of the end of such month, on a consolidated basis, setting forth the actual receipt and disbursement of funds for such month, all in reasonable detail certified by a Responsible Officer of the Borrower to fairly and accurately present the cash position of the Borrower, together with a forecast of receipts and disbursements for each of the next three months."

     Section 3.11 INSURANCE. SECTION 8.5(A) is hereby amended by adding the following sentence at the end thereof:

     "The Agent, for the benefit of itself and the other Lenders, shall be named as loss payee with respect to casualty insurance policies covering all or any part of the Collateral to the extent of the interests of the Lenders in the Collateral (other than Capital Stock) and shall be named as additional insured with respect to the general liability insurance policies of the Borrower and its Subsidiaries to the extent of the interests of the Lenders in the Collateral (other than Capital Stock)."

     Section  3.12  LIMITATION  ON  DEBT.   SECTION  9.1  of  the  Credit
Agreement is hereby amended as follows:

          (a) the reference to SECTION 9.12A(B) in SECTION 9.1(J) of the Credit Agreement is hereby amended to read "SECTION 9.12A(C)"; and

          (b) the last sentence of SECTION 9.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     "Notwithstanding anything to the contrary contained in this SECTION 9.1, the aggregate of the Debt of the Borrower and its Subsidiaries referred to in CLAUSES (C), (E), (F) and (M) of this SECTION 9.1 preceding which may be incurred on or after December 31, 1996, shall not exceed $20,000,000 in aggregate amount."

     Section 3.13 LIMITATION ON INVESTMENT. SECTION 9.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 9.4 LIMITATION ON INVESTMENT. Except to the extent permitted by SECTIONS 9.1, 9.6 or 9.10, the Borrower will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or acquire or purchase the assets or business of any other Person, or acquire or purchase securities or become a joint venturer with or partner of any Person (all such transactions being herein called "INVESTMENTS"), other than:

               (a)  Cash Equivalents;

               (b) Investments permitted by SECTION 9.5;
               (c) Investments (whether in cash or property) in Wholly-Owned Subsidiaries or Majority-Owned Subsidiaries of the Borrower made consistent with past practices and not prohibited by SECTION 9.12A, in either event so long as such Wholly-Owned Subsidiaries or Majority-Owned Subsidiaries are not Excluded Subsidiaries;

               (d) other Investments (whether in cash or property, and, in the case of Investments in Persons other than Excluded Subsidiaries and if in property, valued at its then current appraised value) made on or after the Second Amendment Date in any Person, including Excluded Subsidiaries, in an aggregate amount (together with Debt permitted by SECTION 9.1(L) and together with Investments in Excluded Subsidiaries referred to in SCHEDULE 9.5, in each case incurred or made on or after the Second Amendment Date) not to exceed five percent (5%) of Consolidated Tangible Assets; PROVIDED, HOWEVER, that such other Investments in any Persons other than Excluded Subsidiaries permitted under this CLAUSE (D) and made on or after the Second Amendment Date shall not exceed $10,000,000;

               (e) other Investments made by Hospital Assurance Company, Ltd., a Wholly-Owned Subsidiary of Borrower, in investment grade securities;

               (f) receivables owing  to  it,  if created in the ordinary
          course  of  business  or  dischargeable  in   accordance   with
          customary trade terms;

               (g)   Investments   between   and   among   the   Excluded
          Subsidiaries; and

               (h) existing Investments (other than the Investments covered under SUBSECTIONS (A) through (G) above) identified on
          SCHEDULE 7.15(A) or SCHEDULE 9.4 hereto;

     PROVIDED, HOWEVER, that, no Investments may be made by the Borrower or any of its Subsidiaries pursuant to CLAUSES (B) or (D) preceding if an Event of Default exists at the time of such Investment or would result therefrom."

     Section 3.14 LIMITATION ON BUSINESS ACQUISITIONS.   SECTION  9.5  of
the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 9.5 LIMITATION ON BUSINESS ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries (other than
     DHHS or any other partnership or joint venture) to, make expenditures or Investments or incur or assume any obligations, or consent to make expenditures or Investments or incur or assume obligations, to make, or otherwise in connection with, Business

     Acquisitions (including, without limitation, all Capital Lease Obligations, Operating Lease obligations and other indebtedness, liabilities and obligations to be assumed by the Borrower or any of its Subsidiaries and all payments made or to be made for covenants not to compete), except as follows (the acquisitions permitted under this SECTION 9.5 are sometimes referred to herein as "PERMITTED ACQUISITIONS"): (a) expenditures or Investments made and obligations incurred or assumed in connection with the acquisitions of the Facilities, health related businesses or related lines of business specified in SCHEDULE 9.5 hereto as agreed to between the Borrower and the Agent (with the consent of the Required Lenders as evidenced by their execution of the Second Amendment) in connection with the Second Amendment, each of which expenditures or Investments made and obligations incurred or assumed shall not exceed the aggregate amount therefor specified in SCHEDULE 9.5 and the aggregate amount of which expenditures or Investments made and obligations incurred or assumed shall not exceed $12,850,000, and
     (b) other expenditures or Investments made and obligations incurred or assumed in connection with Business Acquisitions which are approved in writing by the Agent and the Required Lenders prior to the consummation thereof. In connection with each Permitted Acquisition involving $5,000,000 or more in total consideration paid or payable (in whatever form), the Borrower shall have submitted to the Lenders proforma financial statements, based upon projections (based on good faith estimates of the Borrower and its senior management based on assumptions believed to be reasonable at the time made), demonstrating compliance with all financial covenants and agreements of the Borrower pursuant to this Agreement after giving effect to such proposed acquisition, all in form and substance reasonably satisfactory to the Required Lenders. Any acquisition permitted under this SECTION 9.5 shall have been approved by the appropriate officers, or, if required, by the Board of Directors or other governing body, of the company or business to be acquired or holding the assets to be acquired."

     Section  3.15  RESTRICTED  PAYMENTS.   SECTION  9.10  of  the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 9.10  RESTRICTED PAYMENTS.   Except  as  permitted  by
     SECTION 9.1, the Borrower will not, and will not permit any of its Subsidiaries (other than Excluded Subsidiaries) to, make any Restricted Payments, except:

               (a) Subject to the subordination provisions relating thereto, the Borrower and its Subsidiaries may make regularly scheduled payments of interest on the Subordinated Notes and on any other Subordinated Debt approved in writing by the Required Lenders;

               (b) The Borrower may pay cash dividends with respect to its Capital Stock previously agreed, on or about December 1994, to be paid in connection with the acquisition of AmeriHealth, Inc. by CHC in an aggregate amount not to exceed $250,000;

               (c)  Subsidiaries  of  the  Borrower  may  make Restricted
          Payments  to  the  Borrower  or  Wholly-Owned  Subsidiaries  or

          Majority-Owned   Subsidiaries  (in  either  event  other   than
          Excluded Subsidiaries) of the Borrower;

               (d) (i) Subsidiaries of the Borrower that are joint ventures or partnerships as of December 31, 1996, may make Restricted Payments to their joint venturers or partners in accordance with the joint venture agreements or partnership agreements as in effect on December 31, 1996, (ii) Lincoln Community Medical, L.L.C. may make Restricted Payments to its owners in accordance with the Operating Agreement for such entity dated as of March 26, 1997 as previously delivered to the Agent, and (iii) Subsidiaries of the Borrower referred to in CLAUSES (I) and (II) preceding and that are specified on
          SCHEDULE 9.10 hereto may make Restricted Payments to their joint venturers or partners, in each case in accordance with the joint venture or partnership agreements which shall have been approved in writing by the Required Lenders (or, with respect to the initial joint venture or partnership agreement relating to Foot and Ankle Institute of West Los Angeles, the Agent);

               (e) The Borrower or any Subsidiary may redeem or repurchase any Equity Interests of the Borrower or any Subsidiary held by any officers, directors or employees of the Borrower (or any of its Subsidiaries) whose employment has been terminated or who have died or become disabled, so long as the aggregate amount of payments for all such redemptions or repurchases in any fiscal year do not exceed $1,000,000;

               (f) The Borrower may, prior to December 31, 1996, pay a one-time dividend to Park Hospital, GmbH in an amount not to exceed $22,000,000 and may make the payments referred to in
          SECTION 2.10(A)(II); and

               (g) The Borrower may refinance any Subordinated Debt (including, without limitation, Debt under the New Subordinated Notes) with (and only with) other Subordinated Debt referred to in CLAUSE (B) or CLAUSE (C) of the definition of such term;

     PROVIDED, HOWEVER, that no Restricted Payments may be made, except pursuant to CLAUSES (B), (C), (D), (E) and (F) preceding, if a Default exists at the time of such Restricted Payment or would result therefrom."

     Section 3.16 DISPOSITION OF PROPERTY.   SECTION  9.12  of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

          "A. Except as permitted by SECTION 9.4, the Borrower will not, and will not permit any of its Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except for the following which are permitted if and to the extent that the Agent receives any and all prepayments (if any) required from the proceeds thereof in accordance with SECTION 2.7(A);

               (a)  the  Asset  Dispositions  specified  in SCHEDULE 9.12 hereto as agreed to among the Borrower and the Agent (with the consent of the Required Lenders as evidenced by their execution of the Second Amendment) in connection with the Second Amendment, PROVIDED, HOWEVER, that, without the prior written consent of the Required Lenders, (i) each of the Asset
          Dispositions specified in SCHEDULE 9.12 shall be for fair consideration paid or payable to the transferor as determined by the transferor in good faith, (ii) except as permitted by
          SECTION 9.12A(B) succeeding, none of the Asset Dispositions specified in SCHEDULE 9.12 may include Asset Dispositions by the Borrower or any of its Subsidiaries to a Subsidiary of the Borrower, and (iii) none of the Asset Dispositions specified in
          SCHEDULE 9.12 may include a lease of Property;

               (b) Asset Dispositions by the Borrower or its Subsidiaries to the Borrower or any Wholly-Owned Subsidiary or Majority-Owned Subsidiary of the Borrower other than an Excluded Subsidiary if no Default exists at the time of or will result from such Asset Disposition; PROVIDED, HOWEVER, that Asset Dispositions permitted in accordance with this CLAUSE (B) shall not (i) include any Asset Disposition of a hospital or other health care facility unless such Asset Disposition is approved by the Required Lenders and (ii) shall not include any related personal Property consisting of equipment or inventory unless such Asset Disposition of equipment or inventory (A) is approved by the Required Lenders, (B) (1) in the case of inventory, is owned by Paracelsus PHC Regional Hospital, Inc. and, in the case of equipment, is owned by Paracelsus PHC Regional Hospital, Inc. as of the Second Amendment Date or (2) is transferred to Paracelsus PHC Regional Hospital, Inc. and, concurrently with such transfer under this CLAUSE (2), is subject to a perfected Lien in favor of the Agent as security for the Obligations, or (C) when combined with all other Asset Dispositions of equipment or inventory which have occurred under this CLAUSE (C) subsequent to June 30, 1997, does not involve Property having an aggregate book value in excess of $10,000,000;

               (c) the sale of accounts receivable under the PHC Funding Sale Documents in an amount sufficient to derive Net Proceeds of no more than $65,000,000;

               (d) dispositions of Property, other than dispositions of a hospital or other health care facility, no longer used or useful in the ordinary course of business; and

               (e) subject to the proviso contained in this CLAUSE (E) below, sales, leases, assignments, transfers or other dispositions otherwise expressly permitted under this Agreement (including, without limitation, any transfer of the Capital Stock or Property of an Excluded Subsidiary permitted under
          SECTION 9.3 and any grant of a Lien which constitutes a Permitted Lien permitted in accordance with this Agreement), PROVIDED, HOWEVER, that sales, leases, assignments, transfers or other dispositions of a hospital or other health care facility or any related personal Property consisting of equipment or inventory shall be excluded for purposes of this CLAUSE (E) preceding unless such hospital or other health care facility or personal Property is owned by an Excluded

          Subsidiary;

     PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained in this Agreement, (i) no Asset Disposition may be made by the Borrower or any of its Subsidiaries (other than Excluded Subsidiaries) pursuant to CLAUSE (A) preceding if an Event of Default exists at the time of such Asset Disposition or would result therefrom, and (ii) unless otherwise agreed by the Required Lenders, none of the hospitals (including real Property and related personal Property) or any Capital Stock of the entities owning such hospitals or related Property identified on SCHEDULE 1 to the agreement dated the Second Amendment Date between the Borrower and the Agent may be sold (A) for other than cash, the assumption of indebtedness by the purchaser or notes payable by the purchaser to the seller without the prior written consent of the Required Lenders, provided that any such notes payable by the purchaser to the seller must be pledged to the Agent as security for the Obligations unless the Required Lenders otherwise agree, or (B) for less than the amounts of cash (exclusive of the assumption of indebtedness, notes payable and other non-cash consideration) specified therefor in such SCHEDULE 1.

          B. Subject to the proviso contained in this SECTION 9.12 B below, in connection with an Asset Disposition permitted under this
     SECTION 9.12 of any Properties which constitute Collateral, the Agent hereby agrees to release (and shall have the authority to release without the further consent of any Lenders) such Collateral (at the expense of the Borrower) as may be required to effectuate such permitted Asset Disposition, PROVIDED, HOWEVER, that (i) all Net Proceeds of such Asset Disposition which are required to be paid to the Agent pursuant to SECTION 2.7(A) shall be so paid to the Agent (and the Commitments shall be reduced by a corresponding amount in accordance with SECTION 2.7(C)) as a condition to such release, (ii) the Agent shall not, and shall not be obligated to, release any such Collateral in connection with any Asset Disposition to the Borrower or any Subsidiary of the Borrower, and (iii) the Agent shall not, and shall not be obligated to, release any such Collateral in connection with any Asset Disposition if such Asset Disposition is permitted or approved subject to the condition that the Liens thereon securing the Obligations or any portion thereof shall not be released."

     Section 3.17 CERTAIN TRANSACTIONS OR AGREEMENTS. SECTION 9.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 9.14 CERTAIN TRANSACTIONS AND AGREEMENTS. Except as may be expressly permitted or required by the Loan Documents, the Borrower will not, and will not permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary (other than Excluded Subsidiaries) to
     (a) pay dividends or make any other distribution to the Borrower or any of its Subsidiaries in respect of such Subsidiary's Capital Stock or with respect to any other interest or participation in, or measured by, the profits of such Subsidiary, (b) pay any indebtedness  owed  to  the  Borrower  or  any  of its Subsidiaries,
     (c)  make  any  loan  or  advance  to  the  Borrower or any  of  its

     Subsidiaries, or (d) sell, lease or transfer any of its Property to the Borrower or any of its Subsidiaries, or grant any Lien on any of its Properties, except (with respect to this CLAUSE (D) only) an encumbrance or restriction (i) with respect to (A) Properties subject to Permitted Liens referred to in CLAUSES (A), (C), (F),
     (G), (H), (I) or (K) of the definition of such term which are permitted in accordance with this Agreement if and to the extent that the agreements or documents creating such Liens include such an encumbrance or restriction and such encumbrance or restriction is required by the parties thereto other than the Borrower and its Subsidiaries, (B) accounts receivable which are subject to any accounts receivable securitization facility in effect and permitted in accordance with this Agreement and (C) Properties subject to purchase and sale agreements relating to Asset Dispositions permitted by this Agreement, (ii) to the extent that any such encumbrance or restriction is contained in the New Indenture as in existence as of the Closing Date, and (iii) to the extent that any such encumbrance or restriction relates to accounts of any Subsidiary that is a party to the PHC Funding Sale Documents and is contained in the PHC Funding Sale Documents."

     Section 3.18  SENIOR LEVERAGE RATIO.  Effective as of April 1, 1997,
SECTION 10.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 10.1 SENIOR LEVERAGE RATIO. The Borrower will not permit the Senior Leverage Ratio at the end of any fiscal quarter to exceed, during the following time periods, the following respective ratios:

         Calendar Year Quarters Ending                   Maximum Permitted
         During the following Periods                  Senior Leverage Ratio
April 1, 1997 through September 30, 1997                 2.85 to 1.00
October 1, 1997 through December 31, 1997                2.60 to 1.00
January 1, 1998 through March 31, 1998                   2.30 to 1.00
April 1, 1998 through June 30, 1998                      2.15 to 1.00
July 1, 1998 and at all times thereafter                 2.00 to 1.00

     For purposes of this SECTION 10.1, the term 'Adjusted EBITDA' shall have the meaning of such term in this Agreement as amended by the Second Amendment."

     Section 3.19 MINIMUM  NET  WORTH.   Effective  as  of April 1, 1997,
SECTION 10.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 10.2 MINIMUM NET WORTH. As of the close of each fiscal quarter ending on or after June 30, 1997, the Borrower will not permit Net Worth to be less than the sum of (a) the greater of $44,550,000 or 90% of Net Worth as of June 30, 1997, plus (b) for each quarter on a cumulative basis ending on or after the fiscal quarter ending September 30, 1997 or thereafter, seventy-five percent (75%) of the positive net income, if any, of the Borrower and its consolidated Subsidiaries, plus (c) seventy-five percent

     (75%) of all net proceeds from any Equity Issuance following the Closing Date; PROVIDED, HOWEVER, that the amount determined in accordance with this SECTION 10.2 preceding shall be reduced by the after-tax effect of the aggregate amount of Non-Cash Charges of the Borrower subsequent to June 30, 1997; PROVIDED, FURTHER, HOWEVER, that in no event shall the amount determined in accordance with this
     SECTION 10.2 be less than $25,000,000."

     Section 3.20 RATIO OF TOTAL DEBT TO ADJUSTED EBITDA. Effective as of April 1, 1997, SECTION 10.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 10.3 RATIO OF TOTAL DEBT TO ADJUSTED EBITDA. The Borrower will not permit the ratio, calculated as of the end of each fiscal quarter ending during the periods below, of (i) Total Debt to
     (ii) Adjusted EBITDA for the period then ended, to exceed the ratio set forth below:

                     PERIOD                            RATIO
April 1, 1997 through September 30, 1997                   7.60 to 1.00
October 1, 1997 through December 31, 1997                  7.35 to 1.00
January 1, 1998 through March 31, 1998                     6.85 to 1.00
April 1, 1998 through June 30, 1998                        6.30 to 1.00
July 1, 1998 through September 30, 1998                    6.00 to 1.00
October 1, 1998 through December 31, 1998                  5.75 to 1.00
January 1, 1999 through June 30, 1999                      5.50 to 1.00
July 1, 1999 through September 30, 1999                    5.35 to 1.00
October 1, 1999 through December 31, 1999                  5.25 to 1.00
January 1, 2000 through March 31, 2000                     5.00 to 1.00
April 1, 2000 through June 30, 2000                        4.95 to 1.00
July 1, 2000 through September 30, 2000                    4.85 to 1.00
October 1, 2000 through December 31, 2000                  4.75 to 1.00
January 1, 2001 and at all times thereafter                4.50 to 1.00

     For purposes of this SECTION 10.3, the term 'Adjusted EBITDA' shall have the meaning of such term in this Agreement as amended by the Second Amendment."

     Section 3.21 FIXED CHARGE COVERAGE RATIO. Effective as of April 1, 1997, SECTION 10.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 10.4 FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter ending during the periods below, to be less than the ratio set forth below:

                     PERIOD                                    RATIO
April 1, 1997 through March 31, 1998                       1.15 to 1.00
April 1, 1998 through June 30, 1998                        1.25 to 1.00
July 1, 1998 through September 30, 1998                    1.35 to 1.00
October 1, 1998 through December 31, 1998                  1.45 to 1.00
January 1, 1999 and at all times thereafter                1.50 to 1.00

     For purposes of this SECTION 10.4, the terms 'Adjusted EBITDA', 'Fixed Charge Coverage Ratio' and 'Interest Expense' shall have the meanings of such terms in this Agreement as amended by the Second Amendment."

     Section  3.22  MINIMUM  ADJUSTED  EBITDA.   Effective as of April 1,
1997, SECTION 10.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Section 10.5 MINIMUM ADJUSTED EBITDA. As of the last day of each fiscal quarter ending on or after December 31, 1996, but prior to January 1, 1999, the Borrower will not permit Adjusted EBITDA, in each case (subject to the proviso below) for the twelve (12) month period then ended, to be less than the amount set forth below, PROVIDED, HOWEVER, that any determination of Adjusted EBITDA made prior to December 31, 1997 shall be calculated on an annualized basis based upon the number of days then ended during 1997 and a 365 day year (for example, any determination of Adjusted EBITDA for the period ending June 30, 1997 shall be calculated based upon the amounts for the period from January 1, 1997 through and including June 30, 1997, multiplied by a fraction, the numerator of which is the number of days in 1997 and the denominator of which is the number of days during such period).

         Calendar Year Quarters Ending                   Minimum Permitted
         During the following Periods                     Adjusted EBITDA
April 1, 1997 through December 31, 1997             $70,000,000
January 1, 1998 through March 31, 1998              $74,700,000
April 1, 1998 through June 30, 1998                 $80,800,000
July 1, 1998 through September 30, 1998             $84,300,000
October 1, 1998 through December 31, 1998           $87,800,000
January 1, 1999 and at all times thereafter         not applicable

     ; PROVIDED, FURTHER, HOWEVER, that each of the minimum permitted Adjusted EBITDA amounts set forth in the preceding table shall be, on a cumulative basis (a) increased by, in connection with an acquisition by the Borrower or a Subsidiary of the Borrower which has not been owned or effective for a full fiscal year, EBITDA of such acquired entity or attributable to such acquired assets for the completed four fiscal quarters immediately preceding the date of such acquisition and (b) reduced by, in connection with any divestiture of an entity (corporate, partnership or joint venture) by the Borrower or a Subsidiary of the Borrower, EBITDA of such divested entity attributable to such entity for the completed four fiscal quarters immediately preceding the date of such divestiture. For purposes of this SECTION 10.5, the term 'Adjusted EBITDA' shall have the meaning of such term in this Agreement as amended by the Second Amendment."

     Section 3.23 CAPITAL EXPENDITURES. Effective as of April 1, 1997, a new SECTION 10.6 is hereby added to the Credit Agreement, which
SECTION 10.6 shall read in its entirety as follows:

          "Section 10.6 CAPITAL EXPENDITURES. The Borrower agrees that the aggregate of Capital Expenditures, exclusive (without duplication) of expenditures or Investments permitted in accordance with CLAUSE (A) of SECTION 9.5 and other expenditures or Investments permitted in accordance with CLAUSE (B) of SECTION 9.5, made by the Borrower and its consolidated Subsidiaries will not, during any consecutive four fiscal quarter period commencing on or after January 1, 1997, (a) be less than 2% of the net revenues of the Borrower and its consolidated Subsidiaries during such period and
     (b) be greater than 4% of the net revenues of the Borrower and its consolidated Subsidiaries during such period; PROVIDED, HOWEVER, that any determination of net revenues made prior to June 30, 1998 shall be calculated on an annualized basis based upon the number of fiscal quarters ended subsequent to June 30, 1997."

     Section 3.24 JUDGMENTS. CLAUSE (H) of SECTION 11.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(h) Any one or more judgments, settlements or decrees shall be entered against, or agreed to by, the Borrower or any of its Subsidiaries involving an aggregate liability in the aggregate amount at any time of $5,000,000 or more in excess of any amounts covered by insurance, and all of such judgments, settlements and decrees shall not have been vacated, discharged, stayed or bonded pending appeal, or paid or otherwise discharged, within ten days from the date of entry thereof or agreement thereto or, with respect to matters subject to appeal, within the later to occur of such ten days or within the time period available for appeal under applicable law;".

     Section 3.25 EXPENSES. SECTION 13.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 13.1 EXPENSES. Whether or not the transactions contemplated hereby are consummated, the Borrower hereby agrees, on demand, to pay or reimburse the Agent, the Documentation Agent, NationsBank of Texas, N.A. as managing agent (the "MANAGING AGENT") and each of the Lenders (as applicable) for: (a) all reasonable out-of-pocket costs and expenses of the Agent and the Documentation Agent in connection with the preparation, negotiation, execution, administration and delivery of this Agreement and the other Loan Documents, and any and all amendments, modifications, renewals, extensions and supplements thereof and thereto, and the syndication of the Loans, including, without limitation, the reasonable fees and expenses of legal counsel and (subject to the provisions regarding expenses contained in SECTIONS 5.1 and 5.6) other professionals for the Agent and the Documentation Agent (and including, without limitation, in the case of in-house counsel to the Agent, the allocated fees and expenses of such counsel), (b) if requested or consented to by the Required Lenders (at any time and from time to time), all reasonable fees and expenses of financial consultants to the Agent and the Lenders, (c) all out-of-pocket costs and expenses of the Agent in connection with any Default, any Event of Default, the exercise thereafter of any right or remedy and the enforcement (including, without limitation, by way of collection, bankruptcy, insolvency or other enforcement proceedings) of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of legal counsel and (subject to the provisions regarding expenses contained in SECTIONS 5.1 and 5.6) other professionals for the Agent (and including, without limitation, in the case of in-house counsel to the Agent, the allocated fees and expenses of such counsel), (d) all out-of-pocket costs of expenses of the Documentation Agent, the Managing Agent and the Lenders in connection with any Event of Default, the exercise thereafter of any right or remedy and the enforcement (including, without limitation, by way of collection, bankruptcy, insolvency or other enforcement proceedings) of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of legal counsel for any such Person and (subject to the provisions regarding expenses contained in SECTIONS 5.1 and 5.6) other professionals for the Documentation Agent and the Managing Agent (and including, without limitation, in the case of in-house counsel to the Documentation Agent and the Managing Agent, the allocated fees and expenses of such counsel), (e) subject to ARTICLES 3 and 4 hereof, all out-of-pocket transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (f) all reasonable costs, expenses, assessments and other charges incurred by the Agent or the Documentation Agent in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (g) all reasonable out-of-pocket costs and expenses incurred by the Agent, the Documentation Agent and the Managing Agent in
     connection with due diligence, computer services, copying, appraisals, collateral audits, insurance, consultants and search reports. For purposes of this SECTION 13.1, the term
     "professionals" means, collectively, all attorneys, accountants, consultants, paraprofessionals, appraisers, auditors, inspectors, engineers, title insurance companies and environmental experts employed, retained or internally used by any applicable Person specified in this SECTION 13.1 in performing any of its duties or obligations or in asserting any of its rights or remedies under this Agreement or any other Loan Document."

     Section 3.26 EXHIBIT G. The form of Notice of Borrowing attached as a part of EXHIBIT G to the Credit Agreement is hereby amended and restated to read as set forth as SECOND AMENDMENT EXHIBIT A to this Amendment.

     Section 3.27 SCHEDULE 1.1(A). SCHEDULE 1.1(A) to the Credit Agreement is hereby amended to add Foot and Ankle Institute of West Los Angeles thereto at such time as it is formed, thereby designating Foot and Ankle Institute of West Los Angeles as an Excluded Subsidiary subject to the requirements of such definition at such time.

     Section 3.28 SCHEDULE 1.1(C).   Effective  as  of  the Closing Date,
SCHEDULE 1.1(C) to the Credit Agreement is hereby amended to add the following thereto as a Permitted Lien: "Liens affecting the accounts, instruments, deposit accounts, all cash deposited therein and all proceeds of any of the foregoing of Paracelsus Convalescent Hospitals, Inc. which are granted pursuant to and all as more fully set forth in that certain California Facilities Security Agreement dated as of May 15, 1996 between Paracelsus Convalescent Hospitals, Inc., as debtor, and AHP of Utah, Inc. as secured party, and Liens affecting the accounts, deposit accounts, inventory, equipment and other goods, fixtures, books and records and other personal property of Paracelsus Pioneer Valley Hospital, Inc. ("PIONEER VALLEY") which are granted pursuant to and all as more fully set forth in that certain Security Agreement dated as of May 15, 1996 between Pioneer Valley, as debtor, and AHP of Utah, Inc., as secured party, together with any pledge of the proceeds of the sale of any of the foregoing constituting net working capital and sold in any Asset Disposition permitted under this Agreement (including any letter of credit issued for the amount of and secured by such proceeds, which letter of credit shall be permitted under SECTION 9.1 hereof), in each case securing only the obligations of Pioneer Valley under its Lease dated as of May 15, 1996, between AHP of Utah, Inc., as landlord, and Pioneer Valley, as tenant, and the obligations of such debtor under such security agreement executed by it (without any material amendment or modification to such security agreements or such lease agreement and without any other amendment or modification thereto which in any way expands or increases the security or collateral thereunder or increases the indebtedness or monetary liabilities or obligations secured or imposed thereunder except as may be approved by the Required Lenders)."

     Section 3.29 SCHEDULES 2.7(A)(1) AND 2.7(A)(2). In the event that this Amendment is executed by all Lenders, a new SCHEDULE 2.7(A)(1) to the Credit Agreement is hereby added to the Credit Agreement, which
SCHEDULE 2.7(A)(1) shall read as such schedule is attached to the agreement dated the Second Amendment Date between the Borrower and the Agent. In the event that this Amendment is not executed by all Lenders, a new SCHEDULE 2.7(A)(2) to the Credit Agreement is hereby added to the Credit Agreement, which SCHEDULE 2.7(A)(2) shall read as such schedule is attached to the agreement dated the Second Amendment Date between the Borrower and the Agent.

     Section 3.30 SCHEDULE 7.15. SCHEDULE 7.15 to the Credit Agreement is hereby amended and restated to read as set forth as SECOND AMENDMENT
SCHEDULE 1 to this Amendment.

     Section 3.31 SCHEDULE  9.10.   SCHEDULE 9.10 to the Credit Agreement
is hereby amended and restated to read  as  set forth as SECOND AMENDMENT
SCHEDULE 2 to this Amendment.


                                ARTICLE 4

                          CONDITIONS PRECEDENT

     Section 4.1 The effectiveness of this Amendment is conditioned upon satisfaction of each of the following conditions precedent, each of which must have occurred or have been complied with to the reasonable satisfaction of the Agent:

          (a) the fees required to be paid in accordance with SECTION 5.2 of this Amendment shall have been paid in full to the Agent, the mortgage taxes payable in connection with the Security Documents to be granted concurrently with the Second Amendment Date pursuant to
     SECTION 5.6 of the Credit Agreement shall have been made available (to the reasonable satisfaction of the Agent) for payment in full by the Borrower or the grantor of the Liens created by such Security Documents to the appropriate Persons and all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution, administration and delivery of this Amendment (including, without limitation, attorney's fees and expenses) invoiced (including by reasonable estimate) to the Borrower on or before the execution and delivery of the Second Amendment by the Agent and the Required Lenders shall have been paid in full;

          (b) the Agent shall have received a certificate of the Borrower certifying that no Default or Event of Default, and no "Default" or "Event of Default" as such terms are defined in the New Indenture, exists as of August 14, 1997, immediately after giving effect to this Amendment;

          (c) each of the Subsidiary Guarantors and Subsidiary Pledgors shall have consented to this Amendment and ratified and confirmed all of its indebtedness, liabilities and obligations under, and all of its Liens granted pursuant to or evidenced by, each of the Security Documents and other Loan Documents to which it is a party pursuant to agreements satisfactory in form and substance to the Agent, the Documentation Agent and the Managing Agent;

          (d) the Borrower and/or the appropriate Subsidiaries of the Borrower, as applicable, shall have executed and/or delivered to the Agent (i) the Security Documents required to grant and perfect the Liens required to be granted and perfected with respect to items one
     (1) through eleven (11) pursuant to SECTION 5.6 of the Credit Agreement and (ii) such other agreements, documents, instruments or certificates as may be reasonably required by the Agent regarding the power and authority of the Persons executing such Security Documents;

          (e) the Agent shall have received legal opinions, addressed to the Agent, the Documentation Agent, the Managing Agent, the Co-
     Agents and the Lenders, rendered by in-house counsel of the Borrower and Mayor, Day, Caldwell & Keeton, L.L.P. in form and substance satisfactory to the Agent;

          (f) the Agent shall have received a copy of the amendment or extension agreement relating to the PHC Funding Sale Documents, certified by the Borrower as being a true and correct copy thereof, which amendment or extension agreement shall, by its terms, extend the maturity of the PHC Funding Sale Documents to April 16, 1998 subject to all terms and conditions thereof;

         (g) the Borrower shall have paid to the Agent, as a mandatory prepayment of the Revolving Credit Loans, all Net Proceeds of the Income Tax Refunds in the aggregate amount of $24,593,268.48 received by the Borrower during the last half of July 1997 which are required to be paid to the Agent as a mandatory prepayment of the Revolving Credit Loans in accordance with SECTION 2.7(A) of the Credit Agreement as amended by this Amendment, and the aggregate principal amount of the Revolving Credit Loan Commitments shall have been permanently reduced by the aggregate amount of such prepayment in accordance with SECTION 2.7(C) of the Credit Agreement and
     ARTICLE 2 of this Amendment; and

          (h) each of the Lenders shall have funded to the Agent, and the Agent shall have funded to the Borrower, the additional Revolving Credit Loans requested to be funded by the Borrower concurrently with the execution and delivery of this Amendment as referred to in
     SECTION 5.13 of this Amendment.

The Agent will, if and when all of the foregoing conditions precedent are satisfied, so inform the Borrower in writing.

                                ARTICLE 5

                              MISCELLANEOUS

     Section 5.1 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent, the Documentation Agent, the Managing Agent, the Co-Agents and the Lenders as follows:

          (a) no Default or Event of Default will exist immediately after giving effect to this Amendment;

          (b) all representations and warranties contained in ARTICLE 7 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of August 14, 1997, as if such representations and warranties had been made on and as of August 14, 1997 (except to the extent that such representations and warranties are expressly made only as of a specific date or dates);

          (c) to the knowledge of the Borrower, as of August 14, 1997, and after giving effect to this Amendment, no "Default" or "Event of Default", as such terms are defined in the New Indenture and the Krukemeyer Subordinated Note, has occurred or is continuing and no other event or circumstance has occurred or is continuing which, with the giving of notice or the lapse of time or both, would
     require  or  permit  the  acceleration  of  the  maturity   of   any
     Subordinated Debt or the prepayment or redemption of any Subordinated Debt prior to August 15, 2006, PROVIDED, HOWEVER, that the New Subordinated Debt is subject to redemption on or after August 15, 2001 in accordance with Article Eleven of the New Indenture;

          (d) as of August 14, 1997, no payments have been made on or with respect to any Subordinated Debt except for regularly scheduled payments of interest accrued thereon in accordance with the terms thereof;

          (e) as of August 14, 1997, (i) to the Borrower's knowledge after due inquiry (including, without limitation, inquiry with Sheffield Receivables Corporation and Bankers Trust Company) and after giving effect to any and all waivers which have been granted, no event or circumstance has occurred or exists and is continuing which, with the giving of notice or the passage of time, or both, would constitute a default (no matter how used or defined), an event of default (no matter how used or defined), an Early Amortization Event or an Exclusion Event under that certain Pooling Agreement among PFC Funding Corp., Sheffield Receivables Corporation and Bankers Trust Company, as Trustee, dated as of April 16, 1993, as amended, renewed and extended, which established the PFC Funding Corp. II Healthcare Receivables Trust securitization program (the "SECURITIZATION PROGRAM") evidenced by the PHC Funding Sale Documents; and (ii) the Borrower has not received any demand for, or other notice involving, the payment of any amount under that certain Guarantee executed by the Borrower in favor of PFC Funding Corp. dated as of April 16, 1993, as amended, renewed and extended; and

          (f) as of August 14, 1997, the Borrower is in compliance with SECTIONS 5.2 and 5.3 of the Credit Agreement.

     Section 5.2 FEES. The Borrower shall, substantially concurrently with the execution of this Amendment by the Required Lenders, pay to the Agent, for and on behalf of each Lender who executes this Amendment on or before August 14, 1997, an amendment fee in the aggregate amount equal to the sum of the amounts set forth opposite the names of such Lenders (who so execute this Amendment) on SCHEDULE 2 to the agreement dated the Second Amendment Date between the Borrower and the Agent, which fee shall be promptly paid by the Agent to those Lenders who execute this Amendment on or before August 14, 1997 and shall be allocated to such Lenders in the amounts specified on such SCHEDULE 2. In addition, the Borrower shall, on or before the Second Amendment Date, (a) execute and deliver to the Agent the amendment to the Agent's Fee Letter referred to in the definition of such term and the Second Amendment Fee Letter and (b) pay all of the fees required to be paid on or before the Second Amendment pursuant thereto.

     Section 5.3 RATIFICATION AND CONFIRMATION OF LIENS. The Borrower hereby ratifies and confirms all of its indebtedness, liabilities and obligations under, and all of its Liens granted pursuant to or evidenced by, each of the Security Documents and other Loan Documents to which it is a party.

     Section 5.4 COSTS. The Borrower shall pay all reasonable fees, costs and expenses incurred by the Agent and the Documentation Agent in connection with the negotiation, preparation, execution and consummation of this Amendment and the other Loan Documents and transactions contemplated hereby, including without limitation the reasonable fees and expenses of counsel to the Agent (including without limitation in the case of in-house counsel to the Agent, the allocated fees and expenses of such counsel) and the Documentation Agent.

     Section 5.5 HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.6 EFFECT OF THIS AMENDMENT. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, to the Credit Agreement shall be deemed to mean and refer to the Credit Agreement as amended by this Amendment.

     Section 5.7 RELEASES. As a material inducement to the Agent and the Required Lenders to enter into this Amendment, the Borrower hereby represents and warrants that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the other indebtedness, liabilities and obligations created or evidenced by the Credit Agreement or the other Loan Documents. The Borrower hereby releases, acquits and forever discharges the Agent, the Documentation Agent, the Managing Agent, the Co-Agents and the Lenders, their successors and permitted assigns, their parents, subsidiaries and affiliated organizations, and the officers, employees, attorneys and agents of each of the foregoing (all of whom are herein jointly and severally referred to as the "RELEASED PARTIES") from any and all liability, damages, losses, obligations, costs, expenses, suits, claims, demands, causes of action for damages or any other relief, whether or not now known or suspected, of any kind, nature or character, at law or in equity, which the Borrower now has (as of the Second Amendment Date) or may have ever had against any one or more of the Released Parties in any way arising out of or relating to the Credit Agreement or the other Loan Documents or the financing transactions made available by the Lenders contemplated thereby, including, but not limited to, those relating to
(a) usury or penalties or damages therefor, (b) allegations that a partnership existed between the Borrower and any Released Party, (c) allegations of unconscionable acts, deceptive trade practices, lack of good faith or fair dealing, lack of commercial reasonableness or special relationships, such as fiduciary, trust or confidential relationships,
(d) allegations of dominion, control, alter ego, instrumentality, fraud, misrepresentation, duress, coercion, undue influence, interference or negligence, (e) allegations of tortious interference with present or prospective business relationships or of antitrust, or (f) slander, libel or damage to reputation (hereinafter being collectively referred to as the "CLAIMS"), all of which Claims are hereby waived; PROVIDED, HOWEVER, that nothing in this SECTION 5.7 shall release, acquit or discharge the Agent, the Documentation Agent, the Managing Agent or the Co-Agents or any of the Lenders or any other Person from their respective obligations under SECTION 13.18 of the Credit Agreement.

     Section 5.8 COUNTERPARTS. This Amendment may be executed in one or more counterparts, by means of facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

     SECTION 5.9 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES.

     Section 5.10 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE ENTIRE AGREEMENT BETWEEN AND AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS

BETWEEN OR AMONG THE PARTIES.

     Section 5.11 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid, illegal or unenforceable (for whatever reason, including, without limitation, for lack of the approval of certain Lenders) shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision held to be invalid, illegal or unenforceable. Notwithstanding anything to the contrary contained in this Amendment, in the event that
SECTION 3.8 of this Amendment is not valid or enforceable for whatever reason, then the Liens referred to in such SECTION 3.8 shall be deemed to have been granted at the written request of the Agent and the Required Lenders delivered to the Borrower in accordance with SECTION 5.1 of the Credit Agreement as amended by the First Amendment.

     Section 5.12 SCHEDULES 9.5 AND 9.12. The Agent will deliver each of the following to the Lenders prior to their execution and delivery of this Amendment (although any failure of the Agent to do so shall not affect the validity or enforceability of this Amendment): (a) a copy of SCHEDULES 9.5 and 9.12 to the Credit Agreement as amended by this Amendment; and (b) a copy of the letter agreement referred to in CLAUSE (III) of SECTION 9.12A of the Credit Agreement as amended by this Amendment and referred to in SECTION 5.2 of this Amendment.

     Section 5.13 PREPAYMENT OF INCOME TAX REFUNDS AND CONCURRENT REBORROWING. The Borrower agrees that, concurrently with the effectiveness of this Amendment, the Net Proceeds of the Income Tax
Refunds in the aggregate amount of $24,593,268.48 received by the Borrower during the last half of July 1997 (the "JULY 1997 INCOME TAX REFUNDS"), all of which are required to be paid to the Agent as a mandatory prepayment of the Revolving Credit Loans in accordance with
SECTION 2.7(A) of the Credit Agreement as amended by this Amendment, shall be so paid in full. The Lenders agree that such payment concurrently with the effectiveness of this Amendment will satisfy the Borrower's obligations under SECTION 2.7(A) of the Credit Agreement as amended by this Amendment in respect of the July 1997 Income Tax Refunds. Each of the Lenders agrees that, concurrently with the execution and delivery of this Amendment by all parties hereto, it will advance its pro rata share (based upon its Revolving Credit Loans Commitment) of the additional Revolving Credit Loans requested by the Borrower to be advanced concurrently with the effectiveness of this Amendment in the Borrower's notice of borrowing delivered to the Agent in accordance with
SECTION 2.9 of the Credit Agreement; PROVIDED, HOWEVER, that the aggregate amount of such Revolving Credit Loans to be advanced shall not exceed the aggregate amount of the unused or unfunded Revolving Credit Loans Commitments and, notwithstanding anything to the contrary contained in this Amendment, in no event shall any Lender be obligated to advance its pro rata share of such Revolving Credit Loans unless all other Lenders advance their pro rata shares of such Revolving Credit Loans.

     Section 5.14 THIRD AMENDMENT. The Borrower hereby agrees that the definition of the term "Required Lenders" in the Credit Agreement is hereby amended and restated in its entirety to read as follows if all Lenders execute and deliver the proposed Third Amendment to Credit Agreement dated effective as of August 14, 1997 which so provides, and the Borrower hereby agrees to execute such Third Amendment to Credit
Agreement:

          " 'REQUIRED LENDERS' means, at any date of determination, Lenders having in the aggregate at least 66-2/3% (in dollar amount as to any one or more of the following) of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the aggregate Letter of Credit Liabilities)."

The Agent agrees that it will notify the Borrower in the event that all Lenders execute and deliver the proposed Third Amendment to Credit Agreement and that it will deliver an executed counterpart of such Third Amendment to Credit Agreement to the Borrower.

     Section 5.15 SUBSEQUENT LEGAL OPINIONS. The Borrower agrees to deliver or cause to be delivered to the Agent, on or before September 14, 1997, legal opinions rendered by in-house counsel to the Borrower, in form and substance reasonably satisfactory to the Agent, as to the Subsidiary Guarantors and their ratification and confirmation of the Master Guaranty.

     Section 5.16 COMMITMENTS FOR MORTGAGEE POLICIES OF TITLE INSURANCE. In accordance with SECTION 5.6 of the Credit Agreement as amended by this Amendment, the Agent hereby requests that the Borrower deliver the commitments for mortgagee policies of title insurance relating to each of the real Properties (or interests therein) in which the Agent has been granted a Lien in accordance with SECTION 5.6 of the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Amendment effective as of the dates first above written.

                              THE BORROWER:

                              PARACELSUS HEALTHCARE CORPORATION


                              By:/s/ Deborah H. Frankovich
                              Name: Deborah H. Frankovich
                              Title: Senior Vice President & Treasurer



                              THE AGENTS AND THE LENDERS:

                              BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Agent


                              By: /s/ David Price
                              Name: David Price
                              Title: Vice President

                              BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION, as a Lender
                                 and as Issuing Bank


                              By: /s/ Edward S. Han
                              Name: Edward S. Han
                              Title: Vice President


                              By: /s/ Edward S. Han
                              Name: Edward S. Han
                              Title: Vice President



                              BANQUE PARIBAS,
                                 as Documentation Agent and as a Lender


                              By:/s/ Glenn E. Mealey
                              Name: Glenn E. Mealey
                              Title: Vice President



                              By:/s/ Timothy A. Donnon
                              Name: Timothy A. Donnon
                              Title: Regional General Manager



                              NATIONSBANK OF TEXAS, N.A.,
                                 as Managing Agent and as a Lender


                              By: /s/ Brad W. DeSpain
                              Name: Brad W. DeSpain
                              Title: Senior Vice President



                              AMSOUTH OF ALABAMA


                              By: /s/ David L. Blackstone
                              Name: David L. Blackstone
                              Title: Senior Vice President


                              BANK OF NEW YORK


                              By: /s/ Lisa Y. Brown
                              Name: Lisa Y. Brown
                              Title: Vice President

                              THE BANK OF NOVA SCOTIA


                              By: /s/ A.T.D. Clarke
                              Name: A.T. D. Clarke
                              Title: Senior Manager








                              CREDIT LYONNAIS NEW YORK BRANCH,
                                 as Co-Agent and as a Lender


                              By: /s/ Farbough Tavangar
                              Name: Farbough Tavangar
                              Title: First Vice President




                              CORESTATES BANK, N.A.


                              By:/s/ Anne D. Brehony
                              Name: Anne D. Brehony
                              Title: Vice President




                              FUJI BANK LIMITED


                              By:/s/ Philip C. Lauinger III
                              Name: Philip C. Lauinger III
                              Title: Vice President & Manager



                              FLEET NATIONAL BANK


                              By: /s/ Ginger Stolzenthaler
                              Name: Ginger Stolzenthaler
                              Title: Senior Vice President

                              KEY BANK OF UTAH


                              By: /s/ Craig L. Haverlock
                              Name: Craig L. Haverlock
                              Title: Vice President



                              THE LONG-TERM CREDIT BANK
                                 OF JAPAN, LTD.


                              By:/s/ Koh Takemoto
                              Name: Koh Takemoto
                              Title: General Manager




                              MELLON BANK, N.A.


                              By: /s/ Ryan Busch
                              Name: Ryan Busch
                              Title: Assistant Vice President



                              PNC BANK, N.A.


                              By: /s/ Thomas J. McCool
                              Name: Thomas J. McCool
                              Title: Senior Vice President



                              TORONTO- DOMINION (TEXAS),
                               INCORPORATED,  as  Co-Agent and as a Lender


                              By:/s/ Neva Nesbitt
                              Name: Neva Nesbitt
                              Title: Vice President




                              UNION BANK OF CALIFORNIA, N.A.



                              By:/s/ Lynn E.Vine
                              Name: Lynn E. Vine
                              Title: Vice President